UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                February 9, 2006

                             MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                     0-13634                   04 2744744
(State or other jurisdiction of    (Commission file number)       (IRS employer
 incorporation or organization)                                   identification
                                                                      number)



            110 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421-3134
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

___Soliciting material pursuant to rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

___Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

___Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 9, 2006, we filed an amendment to our certificate of incorporation to effect a 1 for 6 reverse stock split of our common stock, which was approved by written consent of our stockholders holding a majority of the shares entitled to vote on the matter. A copy of the amendment to our certificate of incorporation is attached as Exhibit 3.1 to the Current Report on Form 8-K. As a result of the 1 for 6 reverse stock split, each six shares of our outstanding common stock at the close of business on February 9, 2006 was exchanged for 1 new share of our common stock. Effective at the open of the market on February 10, 2006, the Company's common stock began trading on the OTC Bulletin Board(R) under the symbol "MACM.OB."

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


(d) Exhibits.

    3.1 Amendment to the Certificate of Incorporation, as amended, of MacroChem Corporation.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACROCHEM CORPORATION



Dated: February 15, 2006     By:  /s/ Bernard R. Patriacca
                             --------------------------------------------------
                             Name:    Bernard R. Patriacca
                             Title:   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


The following exhibits are filed herewith:


    3.1 Amendment to the Certificate of Incorporation, as amended, of MacroChem Corporation.